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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

       Date of Report (Date of earliest event reported) : OCTOBER 15, 2001

                          MERRILL LYNCH DEPOSITOR, INC.
            (ON BEHALF OF PUBLIC STEERS (R) SERIES 1998 HLT-1 TRUST)
             (Exact name of registrant as specified in its charter)

            DELAWARE                332-29015-03               513-3891329
       (State or other             (Commission             (I. R. S. Employer
        jurisdiction  of            File Number)            identification No.)
        incorporation)

      WORLD FINANCIAL CENTER,                                     10281
        NEW YORK,  NEW YORK                                     (Zip Code)
      (Address of principal
         executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

         Not Applicable

ITEM 2.           ACQUISITION OF DISPOSITION OF ASSETS

         Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

         Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable
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ITEM 5.           OTHER EVENTS

         1. Distribution to holders of the STEERS (R) Trust, Series 1998 HLT-1 Class A Certificates on October 15, 2001.

ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS

                  Not Applicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired.

                  Not applicable

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

         1. Trustee's report in respect of the October 15, 2001 distribution to holders of the STEERS (R) Trust, Series 1998 HLT-1 Class A Certificates.

ITEM 8.           CHANGE IN FISCAL YEAR

                  Not Applicable.

ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

                  Not Applicable

                                           SIGNATURES

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                               MERRILL LYNCH DEPOSITOR, INC.

                  Date:    November 9, 2001    By:      /s/ Barry N. Finkelstein
                                                  ------------------------------
                                               Name: Barry N. Finkelstein
                                               Title:   President
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                                  EXHIBIT INDEX

         1. Trustee's report in respect of the October 15, 2001 distribution to holders of the STEERS (R) Trust , Series 1998 HLT-1 Class Certificates.